EXHIBIT 10.3

                               SECURITY AGREEMENT

         AGREEMENT made this 31st day of August, 2005, between IntriCon Corporation, a Pennsylvania corporation, as debtor (herein called the "Debtor") and Diversified Business Credit, Inc. (herein, with its participants, successors and assigns, called the "Lender"), as secured party.

         Any term used in the Uniform Commercial Code ("UCC") and not otherwise defined in this Agreement shall have the meaning given to the term in the UCC.

         For good and valuable consideration, Debtor hereby agrees for the benefit of the Lender as follows:

1.01 Debtor hereby grants the Lender a security interest (collectively referred to as the "Security Interests") in the property described below, as security for the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of Debtor, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of Debtor arising under any loan or credit agreement or guaranty between Debtor and the Lender, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations"). The Security Interests shall attach to the all of the personal property and fixtures of Debtor (the "Collateral"), including all proceeds and products thereof and, including, without limitation the following:

         INVENTORY: All inventory, as such term is defined in the UCC, of every type and description, now owned or hereafter acquired by Debtor, including inventory consisting of whole goods, spare parts or components, supplies or materials and inventory acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, or any other purpose, and wherever located.

         DOCUMENTS OF TITLE: All warehouse receipts, bills of lading and other documents of title of every type and description now owned or hereafter acquired by Debtor.

         ACCOUNTS: All of Debtor's accounts, as such term in the UCC, now existing or hereafter arising, including each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or any other transaction or event, whether such right to payment is created, generated or earned by Debtor or by some other person whose interest is subsequently transferred to Debtor, whether such right to

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         payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens, security interests and guaranties) which Debtor may at any time have by law or agreement against any account debtor or other person obligated to make any such payment or against any property of such account debtor or other person; all contract rights, chattel papers, bonds, notes and other debt instruments, and all loans and obligations receivable, tax refunds and other rights to payment in the nature of general intangibles; all checking accounts, savings accounts and other depository accounts and all savings certificates and certificates of deposit maintained with or issued by Lender or any other bank or other financial institution.

         EQUIPMENT AND FIXTURES: All equipment, as such term is defined in the UCC, now owned or hereafter acquired by Debtor and all fixtures of every type and description now owned or hereafter acquired by Debtor, including (without limitation) all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies and all other goods (except inventory) used or bought for use by Debtor for any business or enterprise; including (without limitation) all goods that are or may be attached or affixed or otherwise become fixtures upon any real property; and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to Lender by Debtor, all accessions attachments, parts and repairs now or hereafter attached or affixed or used in connection with equipment, all substitutions and replacements thereof, and all like or similar property now owned or hereafter acquired by Debtor. (No such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment.)

         INVESTMENT PROPERTY: All investment property, as such term is defined in the UCC, whether now owned or hereafter acquired by Debtor, including (without limitation) all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

         GENERAL INTANGIBLES: All general intangibles of every type and description now owned or hereafter acquired by Debtor, including (without limitation) all present and future intellectual property, proprietary rights, foreign and domestic patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade dress, mask works, copyrights, trade names, trade secrets, shop drawings, engineering drawings, blueprints, specifications, parts lists, manuals, operating instructions, customer or supplier lists and contracts, licenses, permits, franchises, the right to use Debtor's corporate name, and the goodwill of Debtor's business.

         MISCELLANEOUS COLLATERAL: All instruments, chattel paper, deposit accounts, documents, goods, letter-of-credit rights, letters of credit, all sums on deposit in any collateral account, and any items in any lockbox, now existing or hereafter arising, and any

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         money or other assets of the Debtor that come into the possession, custody or control of the Lender.

         1.02     Debtor represents, warrants and agrees that:

         (a) Debtor has (or will have at the time it acquires rights in Collateral hereafter arising) and will maintain so long as the Security Interests may remain outstanding, absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests, liens, attachments, encumbrances and security interests except the Security Interests as provided herein, and except as the Lender may otherwise agree in writing. Debtor will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein. Without the Lender's prior written consent, Debtor will not sell or otherwise dispose of the Collateral or any interest therein, except the sale of inventory in the ordinary course of Debtor's business or as permitted by Section 6(d) of the Credit and Security Agreement of even date herewith by and among, the Lender, Resisitance Technology, Inc. and RTI Electronics, Inc. (as amended and supplemented from time to time, the "Credit Agreement".

         (b) Debtor's exact legal name and federal employer and organizational number are as set forth below and state of organization is as set forth above. Debtor does business solely under its own name and the trade names (if any) set forth below. The sole place of business and chief executive office of Debtor is located at the address set forth below and all of Debtor's records relating to its business or the Collateral are kept at that location. Debtor will not permit any tangible Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. Debtor will not change its identity, its name, its articles of organization or the location of its place of business, without prior written notice to the Lender.

         (c) None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         (d) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will not agree to modify, amend, subordinate, cancel or terminate the obligation of any such account debtor or other obligor, without the Lender's prior written consent except for credits and discounts granted in the ordinary course and consistent with past practices.

         (e) Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts.

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         (f) Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interests.

         (g) Debtor will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interests provided herein and except other security interests approved in writing by the Lender, including any security interests permitted by Section 6(b) of the Credit Agreement.

         (h) Debtor will at all reasonable times permit the Lender or its representatives to examine or inspect any Collateral, or any evidence of Collateral, wherever located, and Debtor will at any time and from time to time send requests for verification of accounts or notices of assignment to account debtors and other obligors.

         (i) Debtor will keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, prepared on the basis of generally accepted accounting principles consistently applied; will submit to the Lender such weekly, monthly and other periodic reports concerning the Collateral and Debtor's business and financial condition as the Lender may from time to time request; and will permit the Lender, or its employees, accountants, attorneys or agents, to examine and copy any or all of its records at any time during Debtor's business hours.

         (j) Debtor will promptly notify the Lender of any loss of or material damage to any Collateral or of any substantial adverse change, known to Debtor, in any Collateral or the prospect of payment thereof.

         (k) Upon request by the Lender, whether such request is made before or after the occurrence of an Event of Default, Debtor will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by Debtor.

         (l) Debtor will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest.

         (m) Debtor will pay or reimburse the Lender on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests or the creation, continuance or enforcement of this Agreement or any or all of the Obligations.

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         (n) Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

         (o) Debtor from time to time will execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings which the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Lender under this Agreement (but any failure to request or assure that Debtor executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         If Debtor at any time fails to perform or observe any of the foregoing agreements, and if such failure shall continue for a period of ten calendar days after the Lender gives Debtor written notice thereof (or in the case of the agreements contained in clauses (g) and (1) above, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Debtor shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations. To facilitate the performance or observance by the Lender of such agreements to Debtor, Debtor hereby irrevocably appoints the Lender, or the delegate of the Lender, acting alone, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time after the occurrence of an Event of Default to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Debtor any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 1.02.

         1.03 Debtor agrees to deliver to the Lender, or, at the Lender's option, to deposit in one or more accounts maintained for the Lender by any bank reasonably satisfactory to the Lender, all collections on accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, immediately upon receipt thereof, in the form received, except for Debtor's endorsement when deemed necessary. Amounts deposited in an account shall not be subject to withdrawal by Debtor, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation, provided however, all amounts received by the Lender representing

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payments on accounts receivable comprising part of the Collateral, or other payments directed to be applied to loans made by the Lender to Debtor, shall be credited to the balance of such loans after allowing two (2) business days for collection. Until delivered to the Lender or deposited in an account, all proceeds or collections of Collateral shall be held in trust by Debtor for and as the property of the Lender and shall not be commingled with any funds or property of Debtor. The Lender may deposit any and all collections received by it from Debtor or out of any collateral account in the Lender's general account and may commingle such collections with other property of the Lender or any other person. All items shall be delivered to the Lender or deposited in any collateral account subject to final payment. If any such item is returned uncollected, Debtor will immediately pay the Lender, or, for items deposited in a collateral account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to Debtor's commercial account or other account. Debtor shall be liable as an endorser on all items deposited in any collateral account, whether or not in fact endorsed by Debtor. The Lender from time to time at its discretion may apply funds on deposit in any collateral account to the payment of any or all Obligations, in any order or manner of application satisfactory to the Lender.

         1.04 In addition to the rights of the Lender under Section 1.03, with respect to any or all rights to payment constituting Collateral the Lender may at any time after the occurrence of an Event of Default under Section 1.06 notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. Debtor will join in giving such notice, if the Lender so requests. At any time after Debtor or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in Debtor's name, (i) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (ii) as agent and attorney-in-fact of Debtor notify the United States Postal Service to change the address for delivery of Debtor's mail to any address designated by the Lender and otherwise intercept, receive, open and dispose of Debtor's mail, applying all Collateral as permitted under this Agreement and holding all other mail for Debtor's account or forwarding such mail to Debtor's last known address.

         1.05 As additional security for the payment and performance of the Obligations, Debtor hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Debtor hereby directs the issuer of any such policy to pay all such monies directly to the Lender, At any time, whether before or after the occurrence of any Event of Default, the Lender may (but need not), in the Lender's name or in Debtor's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

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         1.06 Each of the following occurrences shall constitute an Event of
Default under this Agreement (herein called an "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or, if payable on demand, on demand; or (ii) Debtor shall fail to observe or perform any covenant or agreement binding on Debtor under this Agreement or under any other assignment, conveyance, instrument or agreement now in effect or hereafter made between Debtor and the Lender within any applicable grace period; or (iii) any representation or warranty made by Debtor in this Agreement or in any such other assignment, conveyance, instrument or agreement, or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of Debtor to the Lender, shall prove to have been false or materially misleading when made; or (iv) payment of any substantial indebtedness of Debtor, other than the Obligations, shall be demanded or the maturity of any such indebtedness shall be accelerated, or any precondition or circumstance permitting any creditor of Debtor, acting individually or with the consent of other creditors, to accelerate the maturity of any such indebtedness shall have occurred (for this purpose indebtedness shall be deemed substantial if it exceeds $25,000); or (v) Debtor shall become insolvent or shall commit an act of bankruptcy under the United States Bankruptcy Act, or shall file or have filed against it, voluntarily or involuntarily, a petition in bankruptcy or for reorganization or for the adoption of an arrangement or plan under the United States Bankruptcy Code or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process or proceeding under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors; or (vi) the Lender shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

         1.07 Upon the occurrence of any Event of Default under Section 1.06 and at any time thereafter, the Lender may exercise one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand (but the Lender expressly reserves the right to demand payment of any Obligation payable on demand, at any time, whether or not an Event of Default has occurred or is continuing); (ii) exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith Debtor will on demand assemble the collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 1.09) at least ten (10) calendar days prior to the date of intended disposition or other action; (iii) without notice or demand offset any indebtedness the Lender or any of its participants, successors or assigns then owes to Debtor, whether or not then due, against any Obligation then owed to the Lender or any of its participants, successors or assigns by Debtor, whether or not then due; and (iv) exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Debtor, or against any other person or property.

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         1.08 This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, Debtor is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner in order or to apply any cash proceeds of the Collateral in any particular order of application.

         1.09 This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interests can be released, only explicitly in a writing signed by the Lender. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights or remedies available to the Lender. All rights and remedies of the Lender shall be cumulative and may be exercised singularly in any order or sequence, or concurrently, at the Lender's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered, certified or ordinary mail, postage prepaid, to Debtor at its address set forth below or at its most recent address shown on the Lender's records.

         1.10 The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants.

         1.11 This Agreement, and the Security Interests granted hereby, shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and each and all of its participants, successors and assigns, and shall be effective when executed by Debtor and delivered to the Lender whether or not this Agreement is executed by the Lender. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the participants, successors or assigns of the Lender. Except to the extent otherwise required by law, this Agreement and the transaction evidenced hereby shall be governed by the substantive laws of the state in which this Agreement is accepted by the Lender. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Debtor and the Lender shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Debtor waives notice of the acceptance of this Agreement by the Lender.

         1.12. DEBTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS,

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WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATED TO THIS
AGREEMENT, THE COLLATERAL, THE OBLIGATIONS OR ANY OTHER AGREEMENTS OR TRANSACTIONS BETWEEN DEBTOR AND LENDER, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect Lender's right to serve process in any manner permitted by law, or limit Lender's right to bring proceedings against the undersigned in the competent courts of any other jurisdiction or jurisdictions.

         1.13 DEBTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL OR ANY OTHER AGREEMENTS OR TRANSACTIONS BETWEEN DEBTOR AND LENDER.

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         IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.


                                      INTRICON CORPORATION


                                      By:  /s/Mark S. Gorder
                                           -------------------------------------
                                           President


                                      By:  /s/William J. Kullback
                                           -------------------------------------
                                           Secretary


                                      Federal Identification Number:  23-1069060

                                      Organizational Number: 323408




TRADE NAMES:                                         INVENTORY LOCATIONS:






Accepted at Minneapolis, Minnesota
on August 31, 2005

Diversified Business Credit, Inc.


By /s/
   ------------------------------------
         Its
             --------------------------